                                                                   EXHIBIT 10.59

Lessor:                                NOTICE: THIS IS A NONCANCELABLE, BINDING
COMMERCIAL MONEY CENTER                CONTRACT CONSISTING OF ALL TERMS ON BOTH
221 W. Crest Street, Ste 200           SIDES.  IT CONTAINS IMPORTANT TERMS AND
Escondido, CA 92025                    CONDITIONS AND HAS LEGAL AND FINANCIAL
(760) 489-0383 Fax                     CONSEQUENCES TO YOU.  PLEASE READ IT
(760) 489-6969 Phone                   CAREFULLY; FEEL FREE TO ASK QUESTIONS
                                       BEFORE SIGNING.


EQUIPMENT LEASE AGREEMENT 2K02030
DESCRIPTION OF EQUIPMENT
(Include all attachments)              SERIAL NUMBER

See Attached Exhibit "A" Hereto        See Attached Exhibit "A" Hereto
And Made A Part Hereof                 And Made A Part Hereof

VENDOR'S NAME  Kaummann Machines, Inc.

SCHEDULE OF RENTAL PAYMENTS
TERM OF LEASE (IN MONTHS)       TOTAL # OF RENTAL PYMTS       AMOUNT OF EACH PYMT        ADVANCE RENTAL
63                              63                            $8,400.46                  $16,800.92
PAYMENT FREQ.                   Monthly                       (plus applicable tax)      (last payments)

LEASING CUSTOMER (Lessee): (Complete Legal Name. If a corporation, use EXACT registered corporate name.)
Company Name           Applied Data Communications, Inc. and Walter Kane as
                       co-lessees
Billing Address        3324 South Susan St.
                       Santa Ana, CA 92704-6841
County                 Orange
Equip Location         3324 South Susan St.   Santa Ana, CA 92704-6841

YOU (THE LEASING CUSTOMER) ARE REQUESTING THE LEASING COMPANY ("WE", "US" OR "OUR") TO PURCHASE THE ABOVE EQUIPMENT FOR YOUR USE. TO INDUCE US TO MAKE THIS PURCHASE, YOU HAVE AGREED TO THE FOLLOWING IMPORTANT TERMS AND CONDITIONS.

1. LEASE. You agree to lease from us and we agree to lease to you the equipment identified above together with any replacement parts, additions or repairs (the "Equipment") under the terms stated in this Equipment Lease Agreement (the "Lease"). You authorize us to correct obvious errors in this Lease and to insert the Lease number, the serial numbers and other data identifying the Equipment and other missing terms above (if any) following your execution of
this Lease.      LEASE AGREEMENT CONTINUES ON REVERSE SIDE -->

By Signing this Lease, you acknowledge and agree that: (i) you have had an opportunity to discuss the terms and conditions in this Lease with us before signing this document; (ii) you have read and understand the terms and conditions on the front and back of this Lease; (iii) this Lease is a Net Lease that cannot be terminated or canceled; (iv) you have an unconditional obligation to make all payments due under this lease and you cannot withhold, set-off or reduce such payments for any reason; (v) the person signing below is a corporate officer, partner, member or proprietor of yours and is authorized to sign this lease and bind you; (vi) this Lease contains the entire agreement between the parties and no other oral or written agreements are in effect; and (vii) this lease may not be amended except by a written agreement signed by both parties, their successors and assigns.

SIGNATURE                            SIGNATURE                   TELEPHONE
X /s/ Walter J. Kane                 X /s/ Walter J. Kane        714-668-5200
Applied Data Communications, Inc.    Walter Kane as Co-Lessee

PERSONAL GUARANTY

To induce the above leasing company ("Leasing Company") to make this Lease and purchase the equipment for the above leasing customer ("Customer"), knowing that the Leasing Company is relying on this guaranty as a precondition to making this Lease, I (or if more than one, then all of us, jointly and severally) INDIVIDUALLY, PERSONALLY, ABSOLUTELY AND UNCONDITIONALLY GUARANTY to the Leasing Company (and any person or firm the Leasing Company may transfer its interest to) all payments and other obligations owed by the Customer to the Leasing Company under the Lease and any add-on leases and future leases between Leasing Company and Customer, including but not limited to the Leasing Company's attorney's fees and legal costs incurred in enforcing the Lease. I will also pay all reasonable costs and fees incurred by the Leasing Company in enforcing this Guaranty. Accounts settled between the Leasing Company and the Customer will bind me. I waive notice of acceptance hereof and all other notices or demands of any kind to which I may be entitled and consent to the granting of extensions of time of payments to Lessee and other obligors and guarantors and to any other amendments or adjustments in the terms of the lease. I waive notice of demand and notice of default, and I agree that the Leasing Company may proceed directly against me without first proceeding against the Customer or the security (including the equipment). This guaranty shall be governed by the state where the Lessor is located.. I FREELY CONSENT TO PERSONAL JURISDICTION OF THE APPLICABLE JURISDICTION AND I WAIVE TRIAL BY JURY. This Guaranty will bind my heirs, representatives and successors.

SIGNATURE (INDIVIDUALLY, NO TITLES)       Date
X /s/ Walter J. Kane                      2/3/00
Walter Kane


WITNESS SIGNATURE:  /s/ Barry K. Sugden Jr.

DATE: Feb. 3, 2000

                                          LEASE AGREEMENT CONTINUES ON NEXT PAGE

2. TERM. You agree this lease will not start until we sign it. Once it starts, you agree it will continue for the full term shown on the reverse side and any extension term ("Term").

3. RENT. You agree to pay us monthly rent for the full Term in the amount shown on the reverse side. That amount is based on the estimated cost of all Equipment and you agree it may be adjusted upward or downward if the actual cost exceeds or is less than this estimate. The monthly due date and the due date for the first payment will be set by us but will not be more than 30 days from the day you accept delivery of the Equipment. We may charge you a partial payment for the time between the delivery date and the date the first regular payment is due. If all or any part of a payment is late, we may charge you a late fee of $10.00 or 12% of the amount that is late, whichever is more. Time is of the essence with respect to all payments due and all of your other obligations under the Lease. You have no right of prepayment.

4. ADVANCE RENT. To secure your obligations to us, you will pay the advance rent amount shown on the reverse side at the time you sign this Lease. If the Lease is never finalized for reasons that are not our fault, we may keep the deposit to pay for our administrative costs, the costs for procuring the bond and associated costs as liquidated damages. If any part of the deposit is remaining at the end of the Term and you have complied with all of your obligations, we will return the remainder to you without interest. All advance rent shall represent last payments to the extent not otherwise utilized hereinabove.

5. DELIVERY. You agree that we are not responsible for delivery or installation of the Equipment. You will not have any claim against us if the manufacturer or supplier (collectively called "Vendor" in this Lease) delays in delivery or installation, or if the Equipment is unsatisfactory for any reason.

6. SELECTION AND PURCHASE OF EQUIPMENT. You understand and agree that (a) WE DID NOT SELECT, MANUFACTURE, SUPPLY OR INSPECT THE EQUIPMENT AND HAVE NO EXPERTISE REGARDING THE EQUIPMENT; (b) YOU SELECTED THE VENDOR AND THE EQUIPMENT BASED ON YOUR OWN JUDGMENT; (c) WE ARE BUYING THE EQUIPMENT AT YOUR REQUEST ONLY FOR THE PURPOSE OF LEASING IT TO YOU; (d) YOU AGREE THAT THIS LEASE QUALIFIES AS A "FINANCING LEASE" AS THAT TERM IS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE ("UCC"); (e) Before signing this Lease, you approved the supply contract (if any) between us and the Vendor; and (f) You have been advised in writing (or are now advised in this Lease) that you may have rights against the Vendor under the supply contract (if any) and that you may contact the Vendor to find out what these rights against the Vendor are (if any).

7. IMPORTANT CONDITIONS.  You understand and agree that:
(a) THE LEASE CANNOT BE CANCELED BY YOU AT ANY TIME FOR ANY REASON.;

(b) YOUR DUTY TO MAKE THE PAYMENTS IS UNCONDITIONAL DESPITE EQUIPMENT FAILURE, DAMAGE, LOSS OR ANY OTHER PROBLEM; (c) WE ARE LEASING THE EQUIPMENT TO YOU "AS IS" AND WE HAVE MADE NO REPRESENTATION, GUARANTEE OR WARRANTY, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) REGARDING THE EQUIPMENT. WE DISCLAIM ALL SUCH WARRANTIES OR GUARANTEES OF ANY KIND. We agree to transfer to you all warranties IF ANY made by the Vendor to us; (d) WE WILL NOT BE LIABLE FOR ANY LOSS OR INJURY TO YOU OR ANY OTHER PERSON OR PROPERTY (including lost profits and consequential, incidental or special damages) CAUSED BY THE EQUIPMENT OR ITS FAILURE TO OPERATE; (e) To the extent permitted by applicable law, YOU WAIVE ANY RIGHTS WHICH WOULD ALLOW YOU TO: (1) cancel or repudiate the Lease; (2) reject or revoke acceptance of the Equipment; (3) grant a security interest in the Equipment; (4) accept partial delivery of the Equipment; (5) "cover" by making any purchase or lease of substitute equipment; and (6) seek specific performance against Leasing company; (f) YOU UNDERSTAND THAT WE AND THE VENDOR ARE TWO SEPARATE AND INDEPENDENT COMPANIES AND THAT NEITHER THE VENDOR NOR ANY OTHER PERSON IS OUR AGENT. YOU AGREE THAT NO REPRESENTATION, GUARANTEE OR WARRANTY BY THE VENDOR OR OTHER PERSON IS BINDING ON US, AND NO BREACH BY THE VENDOR OR OTHER PERSON WILL EXCUSE YOUR OBLIGATIONS TO US. YOU ALSO UNDERSTAND THAT ONLY AN OFFICER IS AUTHORIZED TO WAIVE OR ALTER ANY OF THE TERMS OF THIS LEASE; (g) IF THE EQUIPMENT DOES NOT WORK AS REPRESENTED BY THE VENDOR, OR IF THE VENDOR OR ANY OTHER PERSON FAILS TO PROVIDE ANY SERVICE, OR IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY OTHER REASON, YOU WILL MAKE ANY SUCH CLAIM SOLELY AGAINST THE VENDOR OR OTHER PERSON AND WILL MAKE NO CLAIM AGAINST US.

8. REPAIRS AND SERVICE. You understand that we are not responsible for repairs or service to the Equipment. You will keep the Equipment in good condition and will service the Equipment as and when needed. All replacement parts and additions will become our property.

9. USE. YOU CERTIFY THAT THE EQUIPMENT WILL BE USED SOLELY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. You will not (a) make any alterations to the Equipment; (b) will not allow it to be used by anyone but your employees; or (c) move it to any other location without our permission.

10. RISK OF LOSS; DAMAGE; INSURANCE. You are responsible for any loss, destruction or damage to the Equipment from any cause at all, whether or not insured, from the time the Equipment is shipped to you until it is returned to us. NO SUCH LOSS OR DAMAGE SHALL IMPAIR YOUR OBLIGATIONS UNDER THIS LEASE, WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. You will keep the equipment insured against all risks of loss in an amount not less than the replacement cost, and will list us as the loss payee. If required, you will also carry public liability insurance listing us as additional insured in amounts acceptable to us. You agree to provide us with satisfactory written evidence of all such insurance. YOU AGREE THAT IF YOU FAIL TO OBTAIN SUCH INSURANCE, WE MAY (BUT ARE NOT OBLIGATED TO) OBTAIN IT AND CHARGE YOU A FEE IN WHICH CASE, WE WILL BE THE SOLE INSURED PARTY AND YOU WILL HAVE NO RIGHTS UNDER THE INSURANCE POLICY. In addition, because of the increased risk of loss to us when the equipment is not insured, you agree to pay us each month a risk charge stipulated at 0.25% of our original cost of the Equipment until you provide adequate proof of insurance; however, you agree that while you have no right to any insurance benefits from us, you are still liable for all losses, and such risk charge is not a substitute for the insurance requirements under this Lease. YOU HEREBY APPOINT CMC POWER OF ATTORNEY TO APPLY FOR INSURANCE BENEFITS AND TO ENDORSE CHECKS RECEIVED IN PAYMENT.

11. TAXES AND OTHER FEES. You agree that this is a "net" lease and agree to pay us upon demand for all taxes (including sales, use, personal property and other taxes) and other fees of any kind which may be charged regarding the leasing, use or ownership of the Equipment. With regard to yearly taxes and fees, such as personal property tax. We may charge you once a year or estimate the amount of the yearly charge and bill you monthly for a portion.

12. INDEMNITY. You agree to defend us against and indemnify (reimburse) us for all claims, liabilities, costs and legal fees arising out of the leasing, use or possession of the Equipment, including claims for property damage or injury to persons. This promise will continue after the end of the Lease Term.

13. TITLE. You understand that we retain sole ownership and title to the Equipment. You get the use of the equipment and we receive the tax benefits. This lease is a financing lease as defined under Article 2A of the Uniform Commercial Code. The lease comports with the Internal Revenue Service requirements of a financing lease. YOU HEREBY GIVE US POWER OF ATTORNEY TO SIGN AND FILE FINANCING STATEMENTS, AND YOU AGREE TO PAY FOR FILING FEES. You hereby grant to us a security interest in the Equipment and agree that the financing statements will create a perfected security interest in our favor. You will not allow any liens or encumbrances to be placed on the Equipment.

     Walter Kane INITIALS /s/ WJK


14. DEFAULT. You agree that we may declare you in default if you (a) fail to make any payment for a period of 20 days after the due date; (b) do not comply with any other term of this Lease or any other agreement you have with Leasing Company; (c) any action is brought against you causing the Equipment to be taken or encumbered; (d) you die, become insolvent, make or consent to an assignment for the benefit of creditors, file or have filed against you a bankruptcy, sell all or substantially all your assets, make or consent to the appointment of a receiver or trustee, or go out of business. Lessee agrees that in the event of multiple leases that a default by the lessee in any lease shall at the option of the lessor constitutes a default of all other leases. If any of these defaults occurs, you agree that we may take one or both of the following actions, in addition to other actions available under law:

(a) terminate the Lease and/or sue for: (1) past due rent and all future rent to become during the unexpired Term; (2) the residual value placed on the Equipment by us at the commencement of the Lease; (3) all late fees and any other charges due and to become due; and (4) the costs listed in Section 15 below; AND

(b) enter the Equipment site and repossess the Equipment or sue for a repossession court order. Following repossession: (1) All of your rights to the equipment will end; (2) we may remarket the Equipment without advance notice to you; and (3) we may also sue for the amounts listed in Section 14(A) above without first remarketing the Equipment. You agree that we are not required to repossess and remarket the equipment, and you waive any rights under any law that provides otherwise.

15. RECOVERY COSTS. You agree to pay all of our recovery costs after a default, including: (1) attorney's fees equal to 25% of the amount of our claim or $1500, whichever is greater; (2) reasonable attorney's fees for getting a repossession order; (3) costs of suit; (4) $250 to cover our internal collection overhead;
(5) $225 to cover our internal repossession and remarketing overhead if an internal repossession is made or attempted; and (6) all other reasonable out-of-pocket costs. You agree now that the above amounts are good and reasonable predictions of what our actual costs and overhead will be and are not penalties.

16. NO VOLUNTARY RETURN OF EQUIPMENT. You agree to become the owner of the goods for the "fair market value" of the asset at the end of the lease term or renegotiate a new lease upon mutually agreeable terms and conditions. You understand that any person who refuses to comply herewith or prevents us from repossessing the Equipment may be personally liable for conversion.

17. ASSIGNMENT; SUBLEASE. BECAUSE THIS LEASE WAS GRANTED TO YOU ON THE STRENGTH OF YOUR OWN CREDIT, YOU AGREE THAT YOU MAY NOT SELL OR ASSIGN (TRANSFER) ANY OF YOUR INTEREST UNDER THE LEASE TO ANY OTHER PERSON OR SUB-LEASE ANY OF THE EQUIPMENT. You agree that we may assign (transfer) any or all of its interest under this Lease and/or the Equipment to a new owner or a secured party at any time without prior notice to you, and such new owner or secured party will have the same rights we had under this Lease but will not have to perform any of our obligations (in which case we will keep those obligations). You also agree that the rights of the new owner or secured party will not be subject to any claims, defenses or set-offs that you may have against us or any other person. You agree that any transfer by us would not materially charge your obligations under the lease or substantially increase your risks.

18. GOVERNING LAW. As used in this paragraph 18, "Applicable Jurisdiction" means the state, as the same may change from time to time, where the holder of the Lessor's interest in this Lease maintains its principal office responsible for administering this Lease. This Lease and any guaranty hereof shall be interpreted and construed in accordance with, and governed by, the laws of the Applicable Jurisdiction applicable to lease and guaranty agreements respectively, made and to be fully performed in the Applicable Jurisdiction.

19. LESSEE'S REPRESENTATIONS. You represent to us that (1) you have complete power and are properly authorized to enter into this Lease; (2) the Lease is legal, valid, binding on you, and enforceable against you in accordance with its terms; (3) all information supplied by you or your agents (for example, the Vendor) to us, including all financial information, is true, correct and complete. YOU HEREBY AUTHORIZE LEASING COMPANY TO SHARE AND EXCHANGE WITH ANY OF ITS AFFILIATES CREDIT AND OTHER INFORMATION IT HAS OBTAINED ON YOU AND YOUR BUSINESS.

20. FAXED AND COPIED DOCUMENTS. The parties intend and agree that a carbon copy, photocopy or facsimile of this document with their signature thereon shall be treated as an original and shall be deemed to be as binding, valid, genuine and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence".

21. Lessee understands and agrees that Lessor at their option may obtain a surety bond from an insurance company that guarantees Lessee's obligation in this lease. All costs for the bond(s) shall be paid by the Lessor and all rights of the Lessor shall be subrogated to the Surety. Lessee hereby authorizes Lessor to execute such instruments in the place and stead of Lessee as may be necessary to obtain such surety bond. Lessee specifically authorizes Lessor to execute and deliver a non-revocable indemnity agreement to the Surety obligating the Lessee to the Surety for monies due in this lease. IN CONSIDERATION of the execution of such bond, and in compliance with a promise of the undersigned made prior thereto, the undersigned hereby agree for themselves, their personal representatives, successors and assigns, jointly and severally, as follows:

     a. To reimburse Surety, upon demand for all payments made for; and to indemnify and keep indemnified Surety from all loss, contingent loss, liability and contingent liability claim, expense, including attorney's fees, for which Surety shall become liable or shall become contingently liable by reason of such suretyship, whether or not Surety shall have paid same at the time of demand; and

     b. Surety shall have the exclusive right to determine whether any claim of suit shall, on the basis of liability, expediency or otherwise, be denied, paid, compromised, defended or appealed. An itemized statement of payments made by Surety for loss, contingent loss, liability or contingent liability, and/or expense, sworn to by an officer of Surety, or the voucher or vouchers for such payments, shall be prima facia evidence of the obligation of the obligation of the undersigned to reimburse Surety.

     c. The parties agree that at all times the place and formation of the suretyship herein applied for and the place of performance of any and all obligations that might arise under it shall be the local jurisdiction.

     d. Each of the undersigned agrees to pay the full amount of the foregoing regardless of (a) the failure of the principal to sign any such bond or (b) any claim that other indemnities, securities, or collateral was to have been obtained or (c) the release, return or exchange by Surety with or without the consent of the undersigned, of any indemnity, security, or collateral that may have been obtained or (d) the fact that any party signing this instrument not bound for any reason.

     e. The undersigned hereby expressly waive notice from Surety of any claim or demand made against Surety or the principal is under bond or any information Surety may receive concerning the principal, or bond. Surety shall have the right to decline any or all bonds herein applied for. Whenever used in this instrument the plural term shall include the singular and the singular shall include the plural, as the circumstances require.
     If any portion of this agreement be in conflict with any law controlling the construction hereof, such portion of this instrument shall be considered to be deleted and the remainder shall continue in full force and effect.

22. I have read and understand paragraph 21.


     Walter Kane INITIALS /s/ WJK



ACCEPTED BY LESSOR:

By:                        Title:                Date:                Lease#:

                        DELIVERY AND ACCEPTANCE RECEIPT

LESSEE:  Applied Data Communications, Inc.

VENDOR:  Kaummann Machines, Inc.

Lessee hereby represents, warrants and certifies:

1. All the equipment described on the Lease Agreement or on any attached schedule has been delivered to the Lessee and properly installed; the Equipment has been inspected and tested by Lessee and is in good and satisfactory operating order; and the Equipment is therefore irrevocably accepted by Lessee for all purposes under the Equipment Lease Agreement.

2. Lessee unconditionally accepts the Equipment and acknowledges that it has not been accepted on a "trial" basis.

3. Lessee has read and agrees to all terms and conditions of the Lease, including all attachments and addendums thereto, if any. As more particularly stated in the Lease, Lessee understands that the Equipment is leased to Lessee "as is"; that Lessor disclaims all warranties, express and implied; that Lessor is not responsible for installation, service, training or repairs; that the Lease cannot be cancelled for any reason, and that Lessee's obligation to make the lease payments and perform its other obligations under the Lease are absolute, unconditional, independent and not subject to any counterclaim, setoff or defense. This paragraph shall not be construed to alter or limit the terms and conditions of the Lease.

We now request that you sign the lease and pay the equipment vendor. We understand the importance of this certification to you prior to paying the vendor, and we understand we will be precluded from denying the truth of this certification in the future.

X /s/ Walter J. Kane
Lessee Authorized Signature
Applied Data Communications, Inc.

Walter J. Kane, President
Print Name and Title

2/3/00
Date


Prior to actual starting of your Lease, we will contact you to verify that your equipment is in acceptable working order.

Should you wish to authorize someone else in your office to do this, please complete and sign the section below.

Otherwise, we will assume that we must speak directly to you for this purpose.

I, ________________________________________ authorize ________________________
who holds the position of ___________________________________, to conduct a telephone audit in my absence with the Leasing Company. I authorize him/her to accept equipment with regards to Lease #2K02030 and to agree to release funds to the vendor.

X /s/ Walter J. Kane
Lessee Authorized Signature
Applied Data Communications, Inc.

Walter J. Kane, President
Print Name and Title

2/3/00
Date

                        AUTHORIZATION TO CHARGE ACCOUNT

     This Authorization to Charge Account ("Authorization") is part of the consideration given to Commercial Money Center, Inc. or its assigns ("CMC") to induce CMC to enter into Lease Agreement No. 2K02030 ("the lease") with us. We understand that THIS IS A NONCANCELABLE AUTHORIZATION DURING THE TERM OF THE LEASE.

     The Authorization to charge our account at our bank shall be the same as if we had personally signed a check to CMC. This Authorization shall remain in effect until CMC notifies our bank in writing that wish to end this Authorization. CMC will so notify our bank when all sums due and owing to it pursuant to the Lease have been received by CMC.

     This Authorization is entered into concurrently with the Lease and is hereby incorporated therein. If this Authorization, with or without our knowledge or consent or, by the act of any third party, is in anyway terminated, stayed, modified, or suspended without the written consent of CMC, such act or omission shall be deemed a default under terms and provisions of the Lease and CMC may thereupon exercise any and all rights and remedies as stated in the Lease.

     A record of your payment shall be included in our bank statement and will serve as our receipt. In the event of an error and with the written consent of CMC, we have the right to reverse any transfer. However, we must notify our bank within fifteen days of the date of our bank statement or within forty-five days after transfer was made.

     We understand and agree that our bank is not responsible for an error in the amount of any transferred payment. In the event of such an error, we will reconcile directly with CMC.

                         IMPORTANT INFORMATION ON YOUR
                          PRE-AUTHORIZED LEASE PAYMENT
                                -A MUST READ!!-

     IN THE EVENT A PAYMENT DEBIT IS NOT HONORED BY YOUR BANK FOR INSUFFICIENT FUNDS, ACCOUNT CLOSED, PAYMENT STOPPED OR ANY OTHER REASON, AN AUTOMATIC SERVICE CHARGE OF $10.00 WILL BE ASSESSED AND BILLED TO YOU.

     I (We) hereby authorize our bank to charge our account each month and to pay CMC the amount shown below. I (We) have read, understand and agree with the terms of this Authorization.

     Monthly payments: $8,400.46 + 0.00 = 8,400.46 due on the 1st of each month.


     LESSEE:                Applied Data Communications, Inc.

     Signature:             /s/ Walter J. Kane

     Title:                 President

     Date:                  2/3/00

     Bank Name:             City National Bank

     Address:               4685 MACARTHUR COURT, SUITE 100

     City, State, Zip:      NEWPORT BEACH, CA 92660

     Account No.:           023-720205

     ABA Routing No.:       122016066

                           CERTIFICATE OF INCUMBENCY
                                (If Corporation)

I, Barry K. Sugden Jr. (Name) as Secretary (Title) of Applied Data Communications, Inc. (Lessee), hereby certify that the following Officer(s) of this Corporation on the date hereof and at all times since _____________, ____is
(are) authorized and directed to negotiate, execute and deliver on behalf of the Corporation all Lease Agreements and related documents with Commercial Money Center, Inc. ("Lessor") whereby this Corporation will lease from time to time various items of property to be used in the operation in the business of the Corporation on terms and conditions which shall be determined by said Officer(s) to be advisable and in the best interests of this Corporation, and that the execution of such Lease Agreements by said Officer(s) shall be conclusive evidence of their approval(s) thereof and that the signature(s) set forth opposite the name(s) of the Officer(s) below is (are) the genuine signature(s) of said person(s).


Section 1

Walter J. Kane            President            /s/ Walter J. Kane
(Type Name)               (Title)              (Specimen Authorized Signature)

Barry K. Sugden Jr.       CFO/Secretary        /s/ Barry K. Sugden Jr.
(Type Name)               (Title)              (Specimen Authorized Signature)


Section 2 (specimen signatures of Secretary of Corporation and the person authorized to sign these documents)



IN WITNESS WHEREOF, I have affixed my name as SECRETARY (Title) of said Corporation and have caused the Corporate Seal of said Corporation to be hereunder affixed.



                                       Applied Data Communications, Inc.
                                                    (Lessee)


(SEAL)

                                       Signature:  /s/ Barry K. Sugden Jr.

                                       Title:      SECRETARY

                                       Date:       Feb. 3, 2000

This document must be signed by the Secretary of the Corporation. If authorized signer is also the Secretary, please include Articles of Incorporation.

                            CERTIFICATE OF SECRETARY
                         AS TO ADOPTION OF RESOLUTIONS
                              (Corporate Customer)

     The undersigned, ____________________________ (Corporate Secretary), hereby certifies that he/she is now, and at all times herein mentioned has been, the duly elected, qualified and acting Secretary of Applied Data Communications, Inc., (Name of Corporation) a duly organized and existing corporation, and in charge of the minute book and corporate records of said corporation; that the following is a full, true and correct copy of certain resolutions adopted by the Board of Directors of said corporation at a meeting thereof duly held on ________________________________________ (Date), at which meeting a quorum of said Board was at all times present and acting; and that said resolutions have not been modified nor rescinded and are at the date of this certificate in full force and effect.

     WHEREAS it is in the best interest of this corporation to enter into a certain Equipment Lease Agreement, Equipment Financing Agreement or other agreement with Commercial Money Center, Inc. ("Lessor/Secured Party") and, where appropriate, commitments now or hereafter contemplating the receipt by this corporation of financial accommodation from Lessor/Secured Party under the terms and conditions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement and may in the future be in this corporation's best interests to enter into further such agreements or other agreements with Lessor/Secured Party.

     NOW THEREFORE BE IT RESOLVED: That the officers of this corporation listed below, and each of them, are hereby authorized and directed to execute, acknowledge and deliver in the name of and on behalf of this corporation said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and any such further agreement.

     RESOLVED FURTHER: That the officers, agents and employees of this corporation be and each of them is hereby authorized and empowered to do and perform such other acts and things, and to make, execute, acknowledge, procure and deliver all such other instruments and documents, on behalf of this corporation as may be necessary or be by such officer, agent or employee deemed appropriate to comply with, or to evidence compliance with, the terms, conditions or provisions of said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, any such commitment or any said further agreement and to consummate the transactions from time to time contemplated thereby.

     RESOLVED FURTHER: That this corporation hereby ratifies and confirms the acts of the officer, agents or employees of this corporation in heretofore entering into any Equipment Lease Agreement, Equipment Financing Agreement, commitment or other agreement with Lessor/Secured Party together with any other acts performed in relation thereto.

     RESOLVED FURTHER: That the Secretary of this corporation be and he/she is hereby authorized and directed to execute, acknowledge and deliver a certified copy of these resolutions to Lessor/Secured Party and any other person or agency which may require a copy of these resolutions.

     RESOLVED FURTHER: That the following are the true names and specimen signatures of the incumbent officers of this corporation authorized by these resolutions to so execute, acknowledge and deliver said Equipment Lease Agreement, Equipment Financing Agreement or other agreement, said commitments and said further agreements.

     (Type names below)  (Title)           (For Signature)
     WALTER J. KANE      President         /s/ Walter J. Kane
                         Vice-President
     BARRY SUGDEN        Secretary         /s/ Barry K. Sugden Jr.
     BARRY SUGDEN        Treasurer         /s/ Barry K. Sugden Jr.

     RESOLVED FURTHER: That Lessor/Secured Party is authorized to act upon these resolutions until written notice of the revocation thereof is delivered to Lessor/Secured Party, any such revocation in no way to affect the obligations of this corporation to Lessor/Secured Party under any agreements entered into by this corporation pursuant to the terms of these resolutions prior to receipt by Lessor/Secured Party of such notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of Feb. 3, 2000 (Date).

                                       /s/ Barry K. Sugden Jr.
                                              (Secretary)


                            Single Officer Addendum

I further certify that I am the duly elected President and Secretary of said corporation and that I am the only officer of said corporation and therefore the only person authorized to execute documents and incur liabilities on the behalf of said corporation as of the date of this Certificate.


                                 (Secretary)

(Corporate Seal Must Be Affixed            Commercial Money Center, Inc.
But Failure Not To Affect                  221 W. Crest, Suite 200
Validity Or Reliance)                      Escondido, CA 92025

                               ADDENDUM A                           Pg. 1 of 2

This Addendum is made part of that certain Lease Agreement No. 2K02030 dated ______________ between Applied Data Communications, Inc. as Lessee ("Lessee") and Commercial Money Center as Lessor (the "Lease Agreement").

     To secure the prompt payment, performance and observance in full of all of Lessee's obligations under and pursuant to the Lease Agreement and the schedules thereto. Lessee hereby pledges, transfers, sets over and assigns to Lessor, its successors and assigns, and grants to Lessor a first priority and continuing general security interest in, and a lien upon and a right of setoff against (a) all of Lessee's accounts, accounts receivables, contract rights, instruments, documents, notes, chattel paper, other forms of obligations, and general intangibles, arising from the use, from time to time, by Lessee or by third parties under an employment or service contract with Lessee, of any item of equipment which is the subject matter of the Lease Agreement or otherwise arising in connection with any item of equipment, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to Lessor or not (hereinafter the "Receivables"), (b) all guaranties, mortgages on real or personal property, agreements or other property relating to any of the Receivable or acquired for the purpose of securing and enforcing any of such Receivables, (c) all books, records, ledger cards, computer tapes, disks and software relating thereto, and other property and general intangibles at any time evidencing or relating to Receivables ("Records") and (d) all proceeds of any of the foregoing in whatever form, including, without limitation, any claims against third parties related to the foregoing (hereafter all of the foregoing referred to collectively as "Collateral"). Records reflecting the Receivables shall, until delivered to or removed by Lessor, be kept by Lessee in trust for Lessor, and without cost to Lessor, in appropriate containers in safe places. Each confirmatory assignment, schedule or other form of assignment at any time executed by Lessee shall be deemed to include the foregoing whether or not the same appears therein.

     Lessee will, at such intervals as Lessor may from time to time require, provide Lessor with confirmatory assignment schedules of outstanding Receivables, copies of all document evidencing any Receivable, and such further lists and/or information as Lessor may reasonably require including monthly accounts receivable aging reports. The items to be provided under this paragraph are to be in form satisfactory to Lessor and are executed and delivered to Lessor for its convenience in maintaining records of the Collateral. Lessee's failure to give any of such items to Lessor or otherwise comply with the provisions hereof shall not affect, terminate, modify or otherwise limit Lessor's lien or security interest in the Collateral.

     In connection with the foregoing, Lessee hereby irrevocably constitutes and appoints Lessor and any agent and designee (collectively and individually "Agent") as its true and lawful agent and attorney in fact, coupled with an interest with the power to do any or all of the following: 1. At Agent's sole discretion, Agent may require Lessee to direct all accounts receivable, including all of Lessee's accounts, contract rights, instruments, documents, notes chattel paper, other forms of obligations and general intangibles of Lessee to a Lock Box Account to be established at Lessee's primary bank. Such account will inure to the benefit of Lessor and Lessee. Any proceeds of this Lock Box Account, of which Lessor is not then entitled to, under the terms of the Lease Agreement, shall then be available to Lessee; 2. To endorse any and all checks, drafts or items payable to bearer or to the order of Lessee, and to receive, retain and use the proceeds thereof;

                               ADDENDUM A                            Pg. 2 of 2

3. To enter into, execute, or deliver all instructions, agreements, contracts, documents, receipts and other instruments necessary or convenient in the exercise of the foregoing power; 4. To delegate any or all of the powers contained herein to one or more sub-attorneys and to revoke all or part of this delegation while as Lessee could have taken but for this Agreement. All acts of Agent are hereby ratified and approved and Agent shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of law or fact. The powers of Agent granted herein shall commence in full as of the date of hereof and shall remain in effect until all obligations of Lessee to Agent, under the Contract or under any other agreement, now existing or executed hereafter, between Agent and Lessee have been discharged by performance.

     Lessee agrees that any and all payments due by Lessee to Lessor will be made and all other monthly obligations under the Lease Agreement met before any cash distribution, compensation including salaries, commissions, bonus, fees, dividends and earnings and income generated or other payments are made to the investors and or principals of Lessee. To the extent such payments are not made in accordance with the foregoing and to the extent that insufficient funds are available to pay amounts owed to Lessor for any schedule under the Lease Agreement, the entire Lease Agreement and all schedules thereunder will be deemed in default pursuant to Section 11 of the Lease Agreement and such delinquent payments will be subject to a late charge of 5% of the amount of such payment, or such other lesser sum as permitted by applicable law, for each month or part thereof for which said payments will be delinquent."

     The powers and authorities granted herein shall not be affected, impaired or exhausted by any non-exercise thereof or by any one or more exercises thereof.

     No person relying upon this Power of Attorney shall be required to see to the application and disposition of any moneys, or other property paid to or delivered to the Agent pursuant to the provisions hereof.

     Reproductions of this executed original (with reproduced signatures and a certificate of acknowledgement signed by Agent) shall be deemed to be original counterparts of this Power of Attorney.

     Agent agrees that it will not exercise its powers as agent unless Lessee is in default of the Contract, this agreement or any other agreement, between Lessee and Lessor, whether now existing or entered into hereafter.

     Lessee agrees it is liable for all costs and expenses, including without limitation attorney's fees and court costs, incurred by Lessor, either as assignee or as Agent, in enforcing its rights under this agreement.

     IN WITNESS WHEREOF, the parties have hereunto placed their hand and seal the day written above.

     Accepted and Agreed to:              Accepted and Agreed to:
     Commercial Money Center, Inc.        Applied Data Communications, Inc.
     (Lessor)                             (Lessee)

     By:                             By:  /s/ Walter J. Kane
                                          (Signature)

                                          Walter J. Jane
         (Please Print Name)              (Please Print Name)

     Title:                               Title:
     Date:                                Date:

OPTIONS OF LESSEE

10% PURCHASE OPTION/FMV



Lease #2K02030 between COMMERCIAL MONEY CENTERS, INC., Lessor, and Applied Data Communications, Inc. Lessee.

Provided the Lease has not terminated early, Lessee shall have the following option at the end of the original term.



BUY: Purchase the Equipment for 10% ($22,500.00) of Lessors cost of the equipment or the Fair Market Value, whichever is greater.

     This amount payable in a single sum immediately upon expiration of the lease.


     OR


RENEW:  Renew the lease contract.

COMMERCIAL MONEY CENTERS, INC.         Applied Data Communications, Inc.
Lessor                                 Lessee

                                       /s/ Walter J. Kane
Authorized Representative              Signature of Lessee

                                       President
Title                                  Title

                                       2-3-00
Date                                   Date



                    NOTE: SIGNATURE MUST BE SAME AS ON LEASE

                                  Exhibit "A"


     Quantity    Description                                    Serial Number
        1        K-14-I 6-Color Silkscreen Printer for CD's



This Exhibit "A" is attached to and a part of Commercial Money Center, Inc., lease number 2K02030 and constitute a true accurate description of the equipment. In signing Exhibit "A", Lessee acknowledges that Commercial Money Center, Inc. will add or correct missing additional information to Exhibit "A" upon completion of the equipment inspection report, and receipt of an original vendor invoice.

     LESSEE:     Applied Data Communications, Inc.

     Signature:  /s/ Walter J. Kane

     Date:       2-3-00

                      REQUEST FOR CERTIFICATE OF INSURANCE

See Attached Exhibit "A" for Equipment List

To:  Insurance Agent:   BOSWELL INSURANCE                   Phone:       (949) 855-0430
     Address:           25411 Cabot Rd., Ste 206            Fax.:        (949) 837-5528
     City:              Laguna Hills                        State:  CA   Zip: 92653
     Insurance Co.:     GOLDEN EAGLE INSURANCE CORP         Policy #:    CCP-598241-00
     Lessee:            Applied Data Communications, Inc.


We have entered into a lease agreement for the above listed equipment with a value of $225,000.00

This is a net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify below parties at once, in the form of a copy of the insurance policy or a certificate of insurance. If the latter is sent please include herein the standard ten-day notice of cancellation clause.

Loss Payee Endorsement:

Lessor:  Commercial Money Center, Inc.       (760) 489-0383
           and or their Assigns
         221 W. Crest Street, Ste 200        (760)781-3522 (fax)
         Escondido, CA 92025

Lessor must be named as additional insured under a certificate of insurance so indicating and further acknowledging that said policy may not be canceled for a period of 30 days following written notice by insurance carrier.

PHYSICAL DAMAGE: Insurance is to be provided for fire, extended coverage, vandalism and malicious mischief for the full value of the equipment.

LIABILITY: Coverage should be written with minimum limits of $100,000/$300,000 of BODILY INJURY and $50,000 property damage.


                                       BY:    /s/ Walter J. Kane
                                              Lessee Signature

                                       Date:  2-3-00


PLEASE NOTE: You agree that you must maintain the insured limits as stated above for the duration of the lease. You agree that if you fail to obtain such insurance, we may (but are not obligated to) obtain it and charge you a fee, in which case, we will be the sole insured party and you will have no rights under the insurance policy.

                              INDEMNITY AGREEMENT
                                 READ CAREFULLY

Each of the undersigned hereby affirms that the foregoing statements made and answers given are the truth and are made to induce ________________________________________________ (hereinafter called Surety) to execute or procure the execution of any and all of the bonds described therein, and any extension, modification, or renewal thereof, or substitution therefore. Each of the undersigned further affirms that he understands the bond applied for is credit relationship, and hereby authorizes Surety or its authorized agent, to gather such credit information considers necessary and appropriate for purposes of evaluating whether such credit should be granted.

IN CONSIDERATION of the execution of such bond, and in compliance with a promise of the undersigned made prior thereto, the undersigned hereby agree, for themselves, their personal representatives, successors and assigns, jointly and severally, as follows:

1. To reimburse Surety, upon demand made for; and to indemnify and keep indemnified Surety from:

(a) all loss, contingent loss, liability and contingent liability claim, expense, including attorney's fees, for which Surety shall become contingently liable by reason of such suretyship, whether or not Surety shall have paid same at the time of demand; and

2. Surety shall have the exclusive right to determine whether any claim of suit shall, on the basis of liability, expediency or otherwise, be denied, paid, compromised, defended or appealed. An itemized statement of payments made by Surety for loss, contingent loss, liability or contingent liability, and/or expense, sworn to by an officer of Surety, or the voucher or vouchers for such payments, shall be prima facie evidence of the obligation of the undersigned to reimburse Surety.

3. The parties agree that at all times the place and formation of the suretyship herein applied for and the place of performance of any and all obligations that might arise under it shall be __________________________
    _______________________________

4. Each of the undersigned agrees to pay in full amount of the foregoing regardless of (a) the failure of the principle to sign any such bond or (b) any claim that other indemnities, securities, or collateral was to have been obtained or (c) the release, return or exchange by Surety with or without the consent of the undersigned, of any indemnity, security, or collateral that may have been obtained or (d) the fact that any party signed this instrument not bound for any reason.

5. The undersigned hereby expressly waive notice from Surety of any claim or demand made against Surety or the principal is under the bond or of any information Surety may receive concerning the principal, or bond.

6. Whenever used in this instrument the plural term shall include the singular and the singular shall include the plural, as the circumstances require. If any portion of this agreement be in conflict with any law controlling the construction hereof, such portion of this instrument shall be considered to be deleted and the remainder shall continue in full force and effect.

7. It is understood and agreed that it is the responsibility of each and every indemnitor to notify the surety in writing when there is a change of address and/or change of names.

8. "All parties agree that any microfilmed, scanned or electrically digitized copy of this document made by Surety as a part of its record storage and retention program shall be effective as the original for all purposes."

          IMPORTANT               Signed this ____________ day of ______, 19__
If sole owner, applicant must
sign on behalf of firm.  Owner
and spouse must sign personal
indemnity below.                  Applied Data Communications, Inc.
                                  FIRM NAME

If a partnership, two authorized
partners must sign on behalf of
firm. The two authorized partners
and their spouses must sign
personal indemnity below.         Walter Kane
                                  PRINT NAME & TITLE

If a corporation, two corporate
officers must sign on behalf of
firm.  Owners of the corporation
and their spouses must sign
personal indemnity below.         /s/ Walter J. Kane
                                  SIGNATURE

                                  PRINT NAME & TITLE

                                  /s/ Barry K. Sugden Jr.
                                  SIGNATURE



                       STATEMENT OF PERSONAL INDEMNITORS

In consideration of the execution by
__________________________________________________________ of the suretyship applied for, each of the undersigned, jointly and severally, agrees to be bound by all of the terms of the foregoing indemnity agreement, executed by the applicant, as fully as though each of the undersigned were sole applicant named herein, and admit to being financially interested in the performance of the obligation which the surety applied for is given secure.


  Walter Kane, Karen Kane
  Print Name or Names                  Print Name or Names

  /s/ Walter J. Kane
  Indemnitor's Signature               Indemnitor's Signature

  /s/ Karen Kane
  Spouse's Signature                   Spouse's Signature
  (If Single, So Indicate)             (If Single, So Indicate)